U.S. Securities and Exchange Commission
                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): April 2, 2002
                                                   -------------

                    HUAYANG INTERNATIONAL HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


           Nevada                000-30173               58-1667944
      (State or other)          (Commission           (I.R.S. Employer
        jurisdiction            File Number)        Identification Number)
      of incorporation

      386 Qing Nian Avenue, Shenyang, China                 110003
     (Address of principal executive offices)             (Zip code)

                           011 (86)(24) 2318-0688
                (Issuer's telephone number, including area code)


                               Not Applicable
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

      On April 2, 2003, Huayang International Holdings, Inc. (the
"Company") rescinded the acquisition of Jiahe Medicine Group ("Jiahe") and cancelled the 1,900,000 restricted shares issued to Zheng Hongwei in connection with the acquisition.

Item 5. Other Events and Regulation FD Disclosure

      On April 11, 2003, Huayang International Holdings, Inc. (the "Company") issued a press release announcing that it has rescinded the acquisition of Jiahe Medicine Group. A copy of the press release dated
April 11, 2003 is attached as exhibit 99.1 hereto and incorporated herein by reference.


Item 7. Exhibits

      99.1   Press Release dated April 11, 2003.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Huayang International Holdings, Inc.


Date:  April 11, 2003         /s/ Gao WanJun
                              -----------------
                              Name:  Gao WanJun
                              Title:  President and Chief
                              Executive Officer


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                               EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
   99.1           Press release, dated April 11, 2003, of Huayang
                  International Holdings, Inc.